                                                                 EXHIBIT a(1)(c)

                                 AMENDMENT NO. 2
                             TO AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                         OF SHORT-TERM INVESTMENTS TRUST


                  This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (this "Amendment") amends, effective as of July 30, 2003, the Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 30, 2003.


                                             By: /s/ ROBERT H. GRAHAM
                                                 -------------------------------
                                                 Name:  Robert H. Graham
                                                 Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                         OF SHORT-TERM INVESTMENTS TRUST


                                   "SCHEDULE A

                          SHORT-TERM INVESTMENTS TRUST
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                         CLASSES OF EACH PORTFOLIO
---------                                                         -------------------------

Cash Assets Portfolio                                             Institutional Class

Government & Agency Portfolio                                     Cash Management Class
                                                                  Institutional Class
                                                                  Personal Investment Class
                                                                  Private Investment Class
                                                                  Reserve Class
                                                                  Resource Class
                                                                  Sweep Class

Government TaxAdvantage Portfolio                                 Cash Management Class
                                                                  Institutional Class
                                                                  Personal Investment Class
                                                                  Private Investment Class
                                                                  Reserve Class
                                                                  Resource Class
                                                                  Sweep Class

Liquid Assets Portfolio                                           Cash Management Class
                                                                  Institutional Class
                                                                  Personal Investment Class
                                                                  Private Investment Class
                                                                  Reserve Class
                                                                  Resource Class
                                                                  Sweep Class

STIC Prime Portfolio                                              Cash Management Class
                                                                  Institutional Class
                                                                  Personal Investment Class
                                                                  Private Investment Class
                                                                  Reserve Class
                                                                  Resource Class
                                                                  Sweep Class

Treasury Portfolio                                                Cash Management Class
                                                                  Institutional Class
                                                                  Personal Investment Class
                                                                  Private Investment Class
                                                                  Reserve Class
                                                                  Resource Class
                                                                  Sweep Class"



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